                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):
                                 March 4, 1998



                              MAC-GRAY CORPORATION
             (Exact Name of Registrant as specified in its charter)

        Delaware                          011-13495             04-3361982
(State or other jurisdiction          (Commission File        (I.R.S. Employer
     of incorporation)                     Number)           Identification No.)


                     22 Water Street, Cambridge, Ma 02141
             (Address of principal executive offices and zip code)

                                (617) 492-4040
             (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

     On March 4, 1998, Mac-Gray Corporation issued the press release attached as
Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
-------   -----------------------------------------------------------------

     (c)  Exhibits

Exhibit No.      Description
-----------      -----------

99.1 Press release announcing the execution of a definitive agreement pursuant to which Mac-Gray Corporation will, subject to certain conditions, acquire Amerivend Corporation and certain assets of Amerivend Southeast Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 1998                MAC-GRAY CORPORATION


                                    By: /s/ John S. Olbrych
                                        -------------------------------------
                                        John S. Olbrych
                                        Chief Financial Officer and Treasurer

                                 Exhibit Index
                                 -------------

Exhibit No.    Description
-----------    -----------


99.1 Press release announcing the execution of a definitive agreement pursuant to which Mac-Gray Corporation will, subject to certain conditions, acquire Amerivend Corporation and certain assets of Amerivend Southeast Corporation.